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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 25, 2003



                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395


                Maryland                                  31-0387920

    (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                  Identification No.)



                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.     Other Events.

       On April 25, 2003, NCR Corporation (the Company) issued a press release announcing the appointment of Victor L. Lund, non-executive chairman of the board of Mariner Health Care, Inc., to the Company's board of directors and to the audit committee of the board of directors. In addition, the Company announced the resignation of James R. Long from the board of directors. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

       The following exhibit is filed herewith:

99.1        Press Release dated April 25, 2003.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NCR CORPORATION

Date: April 25, 2003                      By:   /s/ Earl Shanks
                                          --------------------------------------
                                            Earl Shanks
                                            Senior Vice President
                                            and Chief Financial Officer